EXHIBIT 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB for the quarter ended December 31, 2002 (the “Report”) of Sistersville Bancorp, Inc., the (“Company”) as filed with the Securities and Exchange Commission on the date hereof, I, Stanley M. Kiser, President and Chief Executive Officer, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January 31, 2003

/s/ Stanley M. Kiser
Stanley M. Kiser
President and Chief Executive Officer
(Principal Executive Officer and Principal
Accounting and Financial Officer)